SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Enhanced Emerging Markets Fixed Income Fund

Effective December 1, 2012, the following information will supplement the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the fund’s prospectus and summary prospectus.

Kumar Vemuri, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

Effective December 1, 2012, the following information will supplement the existing disclosure contained under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus.

Kumar Vemuri, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

■	Portfolio Manager for Specialty Fixed Income: New York.

■	Joined Deutsche Asset Management in 2009 after 12 years experience at Bell Labs Innovations, Alcatel-Lucent, TCS-BNR Labs, and Larsen & Toubro Ltd.

■	MBA, MIT Sloan School of Management, MS, University of Cincinnati; BEng University of Bombay, India.

Please Retain This Supplement for Future Reference
October 9, 2012
PROSTKR-185